UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 30, 2010
(Date of earliest event reported)

NATURAL RESOURCES USA CORPORATION
(Exact name of registrant as specified in its charter)

000-15474
(Commission File Number)

Utah	87-0403973
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3200 County Road 31, Rifle, Colorado 81650
(Address of principal executive offices, including zip code)

(720) 876-2373
(Registrant’s telephone number, including area code)

AmerAlia, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits.

a.           Financial Statements of Businesses Acquired

On June 30, 2010, Natural Resources USA Corporation (formerly AmerAlia, Inc.) or “the Registrant” and Sentient USA Resources Fund, L.P., a Delaware limited partnership (“Sentient”), entered into an Exchange Agreement and Plan of Reorganization (the “Exchange Agreement”) pursuant to which Natural Soda Holdings, Inc., a Colorado corporation (“NSHI”), became a wholly-owned subsidiary of the Registrant.

Prior to entering into the Exchange Agreement, Sentient owned 820,000 shares of common stock of NSHI, constituting 82% of NSHI’s issued and outstanding common stock.  The Registrant owned 180,000 shares of common stock of NSHI, constituting 18% of NSHI’s issued and outstanding common stock.  Sentient also owned 47,954,495 shares of common stock of the Registrant, constituting approximately 72% of the Registrant’s issued and outstanding common stock plus a limited right to acquire up to 5,500,000 additional shares of common stock of the Registrant.

Pursuant to the Exchange Agreement, the Registrant issued 286,119,886 shares of its common stock to Sentient in exchange for the 820,000 shares of common stock of NSHI held by Sentient (the “Exchange”).  Following the Exchange, the Registrant owns 100% of the issued and outstanding common stock of NSHI and Sentient owns approximately 94.8% of the Registrant’s issued and outstanding common stock.

NSHI, the Registrant’s wholly-owned subsidiary after the Exchange, holds 100% of the issued and outstanding common stock of Natural Soda, Inc., a Colorado corporation (“NSI”).  NSI owns various water rights in the Piceance Creek Basin in northwest Colorado, a part of the Colorado River drainage system.  NSI also owns the largest Bureau of Land Management leases in the Piceance Creek Basin which contains the largest known deposits of nahcolite, naturally occurring sodium bicarbonate, in the world.  For more information regarding NSI, see the Registrant’s Annual Report on Form 10-K for its fiscal year ended June 30, 2009, filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2009.

Until October 31, 2008, the Registrant owned 100% of NSHI which, in turn owned 46.5% of NSI and the financial statements of the Registrant presented consolidated information of NSHI.  After October 31, 2008, nearly all of the Registrant’s and NSHI’s debt obligations had been exchanged for equity and the Registrant’s ownership of NSHI became 18% whereupon the Registrant accounted for its investment in NSHI using the equity method of accounting.  This reorganization is fully discussed in the Registrant’s filing on Form 10-K for the year ended June 30, 2009.  Note 3 to the audited financial statements of the Registrant included a consolidated income statement of operations for NSHI for the eight months ended June 30, 2009 and a consolidated balance sheet of NSHI as at June 30, 2009.  Subsequent filings of the Registrant on Form 10-Q for the periods ended September 30, 2009, December 31, 2009 and March 31, 2010 included, in the notes to the financial statements, consolidated statements of operations and consolidated balance sheets of NSHI for the respective periods.

Exhibit 99.1 attached hereto presents the following information:
•	NSHI Consolidated Balance Sheet as of March 31, 2010
•	NSHI Consolidated Statements of Operations for the Nine Months ended March 31,2010 and Three Months ended March 31,2010
•	NSHI Consolidated Balance Sheet as of June 30, 2009; and
•	NSHI Consolidated Statement of Operations for the Eight Months ended June 30, 2009

b.           Pro Forma Financial Information

The following unaudited pro forma consolidated financial information gives effect to the reorganization of the Registrant, accounted for as a reorganization of entities under common control.  In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805-50 Business Combinations, Related Issues, the financial statements of the Registrant will be retrospectively adjusted to furnish comparative information.

The required pro forma consolidated financial information are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Prior to the 2009 reorganization transaction the financial statements of the Registrant presented consolidated information of NSHI.  Therefore, in the June 30, 2009 Statement of Operations the AALA information includes the consolidated operations until October 31, 2008.  The NSHI column includes operations of NSHI from the point of the 2009 reorganization through June 30, 2009.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which you should read in conjunction with these unaudited pro forma consolidated financial statements.  We have based the unaudited pro forma adjustments upon available information and certain assumptions that we believe are reasonable under the circumstances.  We present the unaudited pro forma consolidated financial information for informational purposes only.  The unaudited pro forma consolidated statements of operations do not purport to represent what our results of operations would have been had the transactions described above actually occurred on the dates indicated and they do not purport to project our results of operations for any future period.  The unaudited pro forma consolidated balance sheet does not purport to reflect what our financial condition would have been had the transactions described above closed on the date indicated or for any future or historical period.

d.           Exhibits

Exhibit No.	Description
99.1	NSHI Consolidated Balance Sheet as of March 31, 2010
NSHI Consolidated Statements of Operations for the Nine Months ended March 31,2010 and Three Months ended March 31,2010
NSHI Consolidated Balance Sheet as of June 30, 2009; and
NSHI Consolidated Statement of Operations for the Eight Months ended June 30, 2009
99.2	Pro-forma Consolidated Financial Statements as of March 31, 2010 and June 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCES USA CORPORATION
(Registrant))
Date: September 20, 2010

	By:	/s/ Robert van Mourik
	Name:	Robert van Mourik
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	NSHI Consolidated Balance Sheet as of March 31, 2010
NSHI Consolidated Statements of Operations for the Nine Months ended March 31, 2010 and Three Months ended March 31, 2010
NSHI Consolidated Balance Sheet as of June 30, 2009; and
NSHI Consolidated Statement of Operations for the Eight Months ended June 30, 2009
99.2	Pro-forma Consolidated Financial Statements as of March 31, 2010 and June 30, 2009.